UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Jackson Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(I)(1) and 0-11.

Your Vote Counts! JACKSON FINANCIAL INC. 2023 Annual Meeting Vote by May 18, 2023 11:59 PM EDT You invested in JACKSON FINANCIAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2023 at 11:00 A.M. Eastern Daylight Time. Get informed before you vote View the Notice and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Annual Meeting* May 19, 2023 11:00 A.M. Eastern Daylight Time 1 Corporate Way Lansing, Michigan *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V05251-P86435 JACKSON FINANCIAL INC. 1 CORPORATE WAY LANSING, MI 48951 UNITED STATES

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V05252-P86435 1. Election of Directors Nominees: 1c. Steven A. Kandarian 1a. Lily Fu Claffee 1d. Derek G. Kirkland 1b. Gregory T. Durant 1e. Drew E. Lawton 1f. Martin J. Lippert 1g. Russell G. Noles 1h. Laura L. Prieskorn 1i. Esta E. Stecher 2. Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2023 3. Non-binding Advisory Vote to approve executive compensation For For For For For For For For For For For NOTE: Such other business as may properly come before the meeting and any postponements and adjournments thereof.